A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 17, 2024 10:00 AM Exhibit 99.1

Welcome and Introductory Remarks Craig L. Montanaro Director, President and Chief Executive Officer 2

Members of the Board of Directors John J. Mazur, Jr., Chairman Theodore J. Aanensen John F. McGovern Raymond E. Chandonnet Craig L. Montanaro Curtland E. Fields Leopold W. Montanaro John N. Hopkins Christopher Petermann Catherine A. Lawton Charles J. Pivirotto Joseph P. Mazza John F. Regan Melvina Wong-Zaza 3

Executive Management Team Keith Suchodolski Senior Executive Vice President Chief Operating Officer Patrick M. Joyce Executive Vice President Chief Lending Officer Anthony V. Bilotta, Jr. Executive Vice President Chief Banking Officer Thomas D. DeMedici Executive Vice President Chief Credit Officer John V. Dunne Executive Vice President Chief Risk Officer Erika K. Parisi Executive Vice President Chief Administrative Officer Timothy A. Swansson Executive Vice President Chief Technology & Innovation Officer 4 Sean M. Byrnes Executive Vice President Chief Financial Officer

Other Participants Corporate Secretary Kearny Financial Corp. Gail Corrigan Senior Vice President Legal Counsel Luse Gorman, PC Marc Levy, Esq. Independent Registered Public Accounting Firm Crowe LLP Andrey Dragun, CPA Partner Inspector of Election Computershare Adela Forsyth Vice President 5

Business of the Meeting  Proposals to be voted upon:  Election of four directors, each for a three-year term;  Ratification of the appointment of Crowe LLP as the Company’s independent auditor for the fiscal year ending June 30, 2025;  Advisory, non-binding resolution to approve our executive compensation as described in the Proxy Statement;  Review of Financial Results  Stockholder Questions  Report of the Inspector of Election 6

A N N U A L M E E T I N G O F STOCKHOLDERS R ev i ew o f F i n a n c i a l R e s u l t s a n d S t ra t e g i c O u t l o o k F i s c a l Ye a r E n d e d J u n e 3 0 , 2 0 2 4

Forward Looking Statements & Non-GAAP Financial Measures 8 This presentation may include certain “forward-looking statements,” which are made in good faith by Kearny Financial Corp. (the “Company”) pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties, such as statements of the Company’s plans, objectives, expectations, estimates and intentions that are subject to change based on various important factors (some of which are beyond the Company’s control). In addition to the factors described under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K, and subsequent filings with the Securities and Exchange Commission, the following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: • the strength of the United States economy in general and the strength of the local economy in which the Company conducts operations, • the effects of and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System, inflation, interest rates, market and monetary fluctuations, • the impact of changes in laws, regulations and government policies regarding financial institutions (including laws concerning taxation, banking, securities and insurance), • changes in accounting policies and practices, as may be adopted by regulatory agencies, the Financial Accounting Standards Board (“FASB”) or the Public Company Accounting Oversight Board, • technological changes, • competition among financial services providers, and • the success of the Company at managing the risks involved in the foregoing and managing its business. The Company cautions that the foregoing list of important factors is not exhaustive. Readers should not place any undue reliance on any forward looking statements, which speak only as of the date made. The Company does not undertake any obligation to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company. This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Management uses these “non-GAAP” measures in its analysis of the Company’s performance. Management believes these non-GAAP financial measures allow for better comparability of period to period operating performance. Additionally, the Company believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures used in this presentation to the most directly comparable GAAP measures is provided at the end of this presentation.

Kearny Financial Corp. Company Overview NASDAQ: KRNY Founded: 1884 Assets: $7.7 billion Loans: $5.7 billion Deposits: $5.2 billion TBV Per Share: $9.90 Market Cap: $443.7 million1 1 As of September 30, 2024 Source: S&P Global Market Intelligence & Company Filings 9 Branch/Office Footprint Company Profile Top 10 New Jersey-based financial institution by assets & deposits. 43 full-service branches in 12 counties throughout New Jersey and New York City. Active acquirer, having completed 7 whole-bank acquisitions since 1999. Focus is on helping our clients achieve their financial goals for today and aspirations for tomorrow – creating communities that thrive.

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11 Founded Kearny, NJ 1884 Obtained Federal Charter 1941 South Bergen Savings Bank Acquired 1999 Pulaski Bancorp Acquired 2003 West Essex Bank Acquired 2004 Completed First-Step Mutual Conversion & IPO of $218.2M 2005 Central Jersey Bancorp Acquired 2011 Atlas Bank Acquired 2014 Formed the KearnyBank foundation funded with $10M 2015 Completed Second-Step Conversion and $717.5M Stock Offering 2015 Converted to NJ State - Chartered Savings Bank 2017 Clifton Bancorp Acquired 2018 MSB Financial Corp. Acquired 2020 Introduced Private Client Services 2021 Established Kearny Investment Services 2022 140 Years: Franchise Milestones “Serving our Communities and Clients”

Executed strategies to support earnings and mitigate market risk, while remaining well positioned for the future Repositioned investment portfolio to retire higher-cost wholesale funding and to reinvest in higher yielding loans Restructured Bank-Owned Life Insurance portfolio Executed non-performing note sale Achieved a reduction in non-interest expenses through a company-wide initiative which included optimizing vendor spend and automating or outsourcing routine tasks Continued our hedging program with the goal of net interest margin stabilization Fiscal Year 2024 Accomplishments 12

Advancing our Digital Transformation Process 13 Technology Ecosystem During Fiscal 2024, focus was on delivering client-centric and digitally-driven tools and solutions to make managing finances even easier. Digital Banking Platform Conversion - Allows clients to customize offerings as well as provide an aggregation tool allowing users to see their complete financial picture each day by simply logging into their PC, tablet, or mobile device. Digital Account Opening Platform – Simplifies the process for online account opening and is comparable to the top platforms that the money center banks utilize in terms of usability and speed. Going forward, we continue to look for opportunities to serve our clients’ needs in an omnichannel environment while expanding our products and services into new markets in an efficient and cost-effective manner. Internally, we continue to make investments in solutions that reimagine bank process and workflows.

Diversify loan portfolio with focus on C&I, Owner-Occupied CRE, Construction, and HELOC loans to improve net interest margins and manage interest rate risk while broadening our lending footprint Deepen existing deposit relationships, driving growth from within the existing client base. Selectively add deposit-focused business development teams to acquire new commercial deposit clients. Enhance operational efficiency by leveraging technology and continuously assessing our branch network Grow Fee Revenue including Interchange and Investment Services Utilize digital channels to efficiently and cost-effectively expand our products and services into new markets Fiscal Year 2025 Strategic Initiatives 14

15 Liability-Sensitive balance sheet optimally positioned for rate cuts and yield curve normalization. Low-cost core deposit base is expected to reprice more rapidly than assets as the majority of assets are fixed-rate in nature. Liability Sensitive Minimal exposure to New York City office and rent regulated multifamily properties, as percentage of total loans. Historical net charge-offs to average total loans have been consistently below peer averages. Strong Historical Asset Quality Disciplined cost control measures focused on eliminating inefficiencies and optimizing resources, thereby ensuring sustainable financial health and improved profitability. Advance technological innovation by implementing robotic process automation (RPA) and artificial intelligence (AI) to optimize efficiency and streamline operations. Operating Efficiency Positioned for Earnings Growth in a Declining Rate Environment:

Fiscal Year 2024 – Financial Highlights 1 Refer to Non-GAAP Reconciliation at the end of this presentation 2 Excludes Yield Adjustments Source: Company Filings 16 Net Income (Loss) GAAP Adjusted1 $(86.7 million) $28.2 million Diluted EPS GAAP Adjusted1 $(1.39) $0.45 Net Interest Income CET-1 Ratio $142.6 million 14.79% Total Assets $7.7 billion Total Deposits Total Loans2 $5.2 billion $5.7 billion Capital Common Equity Tier 1 Capital ratio of 14.79%, as of June 30, 2024, remains in excess of regulatory minimums and peer comparisons. Earnings Recognized non-cash, after-tax goodwill impairment of $95.3 million, which had no impact on our tangible book value, regulatory capital ratios, or liquidity position. Asset Quality / Deposits Asset quality remains strong despite the market pressures mentioned above with nonperforming assets improving from June 30, 2023 levels. Deposit origination efforts including those via our digital channel, have continued to gain traction. Fiscal 2024 proved to be an extremely challenging operating environment for community financial institutions, including us. Inverted yield curve brought on by the Federal Reserve’s restrictive monetary policy during the last two years continued to pressure margins for most community banks. Fierce competition for deposits as consumers and businesses demanded higher interest rates and sought alternatives outside the banking system.

Track Record of Strong Credit Performance 1 Data provided by Federal Reserve Bank of St. Louis. Source: Company Filings. 17 From 2006 to 2023, inclusive of the Global Financial Crisis and the COVID-19 Pandemic, KRNY’s net charge-offs to average total loans totaled 9 bps per year compared to 50 bps for all commercial banks (US Banks not among the top 100)1. 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Commercial Banks (not among top 100) KRNY Hurricane Sandy COVID-19 Pandemic Global Financial Crisis Net Charge-offs to Average Total Loans Cumulative charge-offs for KRNY between 2006 and 2024 were minimal, totaling $38.6 million.

$1,902 $1,773 $1,399 $1,116 $1,377 $1,199 $302 $67 $479 $774 $641 $408 $791 $907 $1,111 $1,053 $749 $644 $843 $1,264 $1,902 $2,266 $2,253 $2,309 $309 $419 $594 $654 $610 $598 $4,147 $4,430 $5,485 $5,862 $5,629 $5,158 2019FY 2020FY 2021FY 2022FY 2023FY 2024FY Noninterest bearing DDA Interest bearing DDA Savings Wholesale CDs Retail CDs Financial Metrics 1 Since conclusion of second step conversion in May 2015 Source: Company Filings Normalizing Equity Capitalization Cumulative Capital Returned to Stockholders1 18 Deposit Volume Loan Volume 14.19% 13.29% 11.72% 9.06% 8.35% 8.43% 16.99% 16.04% 14.32% 11.58% 10.78% 9.81% 0.00% 5.00% 10.00% 15.00% 20.00% 2019FY 2020FY 2021FY 2022FY 2023FY 2024FY Tangible Common Equity / Tangible Assets Equity / Assets $433 $502 $621 $751 $779 $791 $69 $94 $122 $152 $181 $209 $502 $596 $743 $903 $960 $999 2019FY 2020FY 2021FY 2022FY 2023FY 2024FY Repurchase of Common Stock Dividends Paid $1,344 $1,273 $1,448 $1,646 $1,701 $1,756 $1,946 $2,060 $2,039 $2,409 $2,762 $2,646 $1,259 $961 $1,079 $1,020 $969 $948 $4,731 $4,540 $4,880 $5,437 $5,850 $5,749 2019FY 2020FY 2021FY 2022FY 2023FY 2024FY C&I Construction CRE Multi-family Home Equity 1-4 Family $ in millions $ in millions$ in millions

KearnyBank Foundation Supporting our community by supporting the important work done by you. 19 The KearnyBank Foundation donated $735,500 during 2023 to local charities. These contributions went to organizations in New Jersey and New York. For the past five calendar years (2019-2023), Kearny Bank has contributed $3.6 million to charitable organizations. The Foundation focuses on organizations who are: Education Providing literacy, financial literacy, higher education, and youth outreach. Housing Addressing the urgent need for affordable housing, positive neighborhood development and emergency housing. Community Betterment (Arts, Culture, Stewardship) Enhancing our lives through the arts, social programs, local improvements and the understanding of the responsibilities of citizenship. Quality of Life Helping senior citizens, veterans, the disabled or seriously ill including hospice care and end of life family support. We take great pleasure and pride in supporting a range of programs that help communities in which we conduct business,” says Craig Montanaro, Kearny Bank President and CEO. “In fact, since our founding 140 years ago, we’ve been committed to charitable giving. These most recent donations continue our longstanding tradition of trying to make people’s lives better.” Our deep-rooted commitment to the communities we serve is an integral part of our success. Our support helps provide these communities with resources they need to grow and prosper. Kearny Bank was proud to be recognized for these efforts in 2024 by the New Jersey Bankers Association as a recipient of the Community Service Award. In 2023, the largest single donation was to Junior Achievement of New Jersey, which received $140,000. In addition, contributions were made to many organizations including Meadowlands YMCA, Habitat for Humanity of Morris County and the National Council for Jewish Women.

Corporate Responsibility 20 The Company recently released a highlights report disclosing updates to our Environmental, Social and Governance (ESG) program during fiscal 2024 including: Celebrated 140 years of service to our communities Launched our first employee survey to assess and respond to employee satisfaction and engagement Increased engagement with women owned businesses in our communities through our Kearny Bank ChangeMakers program

Non-GAAP Reconciliation 21 Reconciliation of GAAP to Non-GAAP For the year ended For the year ended (Dollars and Shares in Thousands, Except Per Share Data) June 30, 2024 June 30, 2023 Adjusted net income: Net (loss) income (GAAP) ($86,667) $40,811 Non-recurring transactions - net of tax: Branch consolidation expenses and impairment charges - 568 Net effect of sale and call of securities 12,876 10,811 Net effect of sale of other assets - (2,081) Severance expense from workforce realignment - 538 Net effect of bank-owned life insurance contract restructure 6,678 - Goodwill impairment 95,283 - Adjusted net income $28,170 $50,647 Adjusted earnings per share: Weighted average common shares - basic 62,444 64,804 Weighted average common shares - diluted 62,444 64,804 Earnings per share - basic (GAAP) ($1.39) $0.63 Earnings per share - diluted (GAAP) ($1.39) $0.63 Adjusted earnings per share - basic (non-GAAP) $0.45 $0.78 Adjusted earnings per share - diluted (non-GAAP) $0.45 $0.78

Stockholder Questions Questions? 22

Results of Voting Report of the Inspector of Election 23

A N N U A L M E E T I N G O F STOCKHOLDERS OCTOBER 17, 2024 10:00 AM